                                                                   Exhibit 99.01

                                 AMENDMENT NO. 4
                                       TO
                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

                  AMENDMENT NO. 4 (this "Amendment"), dated as of April 2, 2002, to the Securities Purchase and Holders Agreement, dated as of August 13, 1999, by and among Intersil Holding Corporation, a Delaware corporation now known as Intersil Corporation (the "Company"), Sterling Holding Company, LLC, a Delaware limited liability company, Manatee Investment Corporation, a Delaware corporation, Intersil Prism, LLC, a Delaware limited liability company, Citicorp Mezzanine Partners, L.P., a Delaware limited partnership, William N. Stout, and the individuals and trust(s) listed as "Management Investors" on Schedule I thereto and who joined the Original Stockholders Agreement, as provided therein, as "Management Investors" (collectively, the "Management Investors"), as amended by Amendment No. 1 to the Securities Purchase and Holders Agreement dated as of December 13, 1999, Amendment No. 2 to the Securities Purchase and Holders Agreement dated as of May 31, 2000, and Amendment No. 3 to the Securities Purchase and Holders Agreement dated as of September 20, 2000 (the "Original Stockholders Agreement").

                                   Background

         A. The parties hereto are parties to the Original Stockholders
Agreement.

         B. The parties hereto desire to amend the Original Stockholders Agreement, in accordance with the requirements of Section 9.3 thereof, and upon the terms and conditions and in the manner set forth below.

                                      Terms

         In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used
            -----------
herein without definition shall have the meanings ascribed to them in the Original Stockholders Agreement.

         2. Amendment to Original Stockholders Agreement. Section 6.2 of the
            --------------------------------------------
Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

                  6.2. Directors and Voting Agreements. Each Investor shall take, at any time and from time to time, all action necessary (including, without limitation, voting the Class A Common Stock owned by him, her or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of up to eight persons, determined as follows: (i) the chief executive officer of the Company; (ii) one individual designated by Sterling; (iii) up to five independent directors, who shall be designated by Sterling (to the extent permitted by applicable law as determined by Sterling in its sole discretion), subject to the right of the holders of a majority of the outstanding shares of Class A Common Stock (including any shares of Class A Common Stock held by

Sterling) to veto the election of any such independent director, provided that in the event that Sterling concludes that it is unable to designate, or elects not to designate for any reason, one or more of such independent directors or the election of any such independent director is not approved by the holders of a majority of the outstanding shares of Class A Common Stock, such directorship(s) shall not be filled by the remaining members of the Company's Board of Directors but shall remain vacant until the election of a director designated by Sterling to fill such vacancy in accordance with this Section 6.2; and (iv) at all times, but only at such times, when the Board of Directors of the Company includes five independent directors determined in accordance with clause (iii) of this Section 6.2, one additional individual designated by Sterling, and provided that, notwithstanding clauses (i) through (iv) of this
Section 6.2, if Sterling at any time owns of record in excess of 50% of the Class A Common Stock then outstanding, then the Board of Directors of the Company shall consist of the chief executive officer of the Company and up to seven individuals designated by Sterling in its sole discretion.

         3. Effectiveness. This Amendment shall take effect upon the filing of
            -------------
the certificate of amendment to the Company's Amended and Restated Certificate of Incorporation ("Charter") providing for the amendment to the Charter approved by the Company's Board of Directors on March 10, 2002 (the "Certificate of Amendment") with the Secretary of State of the State of Delaware. If the proposal to amend the Company's Charter as provided for by the Certificate of Amendment is not approved by the holders of a majority of the outstanding Class A Common Stock entitled to vote thereon at the 2002 annual meeting of the Company, or any adjournment thereof, this Amendment shall terminate and be of no further force or effect.

         4. Miscellaneous.
            -------------

         4.1. Headings. The headings preceding the text of the sections and
              --------
subsections of this Amendment are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect its meaning, construction or effect.

         4.2. Counterparts. This Amendment may be executed in counterparts, each
              ------------
of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

         4.3. Governing Law. This Amendment shall be governed by and construed
              -------------
in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

         4.4. Incorporation of Amendment. On and after the date hereof each
              --------------------------
reference in the Original Stockholders Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Stockholders Agreement as amended hereby.

         4.5. Continued Effectiveness of Original Stockholders Agreement. Except
              ----------------------------------------------------------
as specifically amended above, all terms of the Original Stockholders Agreement shall remain unchanged and in full force and effect.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                           INTERSIL CORPORATION

                           By:  /s/ Gregory L. Williams
                                -----------------------------
                                Name:  Gregory L. Williams
                                Title: President and Chief Executive Officer

                           STERLING HOLDING COMPANY, LLC

                           By:  CITICORP VENTURE CAPITAL LTD.

                              By:  /s/ James A. Urry
                                   --------------------------
                                    Name:  James A. Urry
                                    Title: VP

                           MANAGEMENT INVESTORS:

                           /s/ Lawrence J. Ciaccia
                           ----------------------------------
                           Lawrence J. Ciaccia

                           /s/ Julie B. Forbes
                           ----------------------------------
                           Julie B. Forbes

                           /s/ Rick Furtney
                           ----------------------------------
                           Rick Furtney

                [SIGNATURE PAGES CONTINUE ON THE FOLLOWING PAGE]

                           /s/ Daniel J. Heneghan
                           ---------------------------------------
                           Daniel J. Heneghan

                           /s/ Stephen M. Moran
                           ---------------------------------------
                           Stephen M. Moran

                           /s/ Gregory L. Williams
                           ---------------------------------------
                           Gregory L. Williams